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                                                                  Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (File No. 333-41791) of Ergo Science Corporation (the "Company") of our report, dated March 2, 2001, relating to the Company's financial statements, which appears in this Annual Report on Form 10-K.


                                                /s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
March 30, 2001